Exhibit 99.1
Sumo Logic Announces Fourth Quarter Fiscal 2021 Financial Results
Full year fiscal 2021 revenue grew 31% year-over-year to $202.6 million
Fourth quarter revenue grew 22% year-over-year to $54.2 million

REDWOOD CITY, CA. — March 10, 2021 — Sumo Logic (Nasdaq: SUMO), a pioneer of continuous intelligence, today announced financial results for the fourth quarter and fiscal year 2021, ended January 31, 2021.

“We had a strong finish to our year driven by robust demand for Sumo Logic’s Continuous Intelligence platform. We continue to see customers of all sizes and maturities choose our platform to enable their cloud and digital transformations.” said Ramin Sayar, president and CEO of Sumo Logic. "We continue to expand our differentiated platform with investments in observability and security and are well positioned for success in the massive market opportunity in front of us."

Fourth Quarter Fiscal 2021 Financial Highlights
•Revenue was $54.2 million, an increase of 22% year-over-year
•Revenue, excluding our largest revenue customer, was $50.8 million, an increase of 27% year-over-year
•GAAP gross margin was 73%; non-GAAP gross margin was 77%
•GAAP operating loss was $19.6 million; GAAP operating margin was (36)%
•Non-GAAP operating loss was $5.7 million; non-GAAP operating margin was (11)%
•GAAP net loss was $20.6 million or $0.20 per share
•Non-GAAP net loss was $6.7 million or $0.07 per share
•Net cash used by operating activities was $1.0 million; free cash flow was $(1.8) million
•Cash and cash equivalents was $404.1 million as of January 31, 2021

Full Year Fiscal 2021 Financial Highlights
•Revenue was $202.6 million, an increase of 31% year-over-year
•GAAP gross margin was 72%; non-GAAP gross margin was 76%
•GAAP operating loss was $77.7 million; GAAP operating margin was (38)%
•Non-GAAP operating loss was $29.9 million; non-GAAP operating margin was (15)%
•GAAP net loss was $80.3 million or $1.65 per share
•Non-GAAP net loss was $32.6 million or $0.67 per share
•Net cash used by operating activities was $47.2 million; free cash flow was $(49.5) million

Recent Highlights
•Announced the signing of a definitive agreement to acquire DF Labs S.p.A., a leader in security orchestration, automation and response (SOAR) technology. The addition of DFLabs and their SOAR technology will extend Sumo Logic’s Cloud SIEM and provide customers with a more comprehensive Security Intelligence portfolio. The transaction is subject to customary closing conditions, including certain government approvals in Italy, and is anticipated to close in the second quarter of fiscal 2022.
•Announced Sumo Logic has achieved FedRAMP™ Moderate Authorization enabling the company to help public sector organizations get real-time insights into complex on-premises and cloud environments, and further strengthen their security and compliance.
•Announced the launch of Service Maps, providing a holistic view of all microservices and their interdependencies allowing faster root cause trouble shooting for DevOps and site reliability engineers (SREs) to identify issues faster.
•Announced an enhanced Root Cause Explorer combining all information available from any application including Amazon CloudWatch metrics and Kubernetes metrics and tracing to allow engineers to quickly identify the root cause of service degradation.
•Announced the formation of a new joint initiative between Sauce Labs and Sumo Logic that will enable customers to leverage their test data from the Sauce Labs Continuous Testing Cloud with Sumo Logic’s Software Development Optimization solution and correlate it with data from other parts of the software development pipeline to automatically derive actionable insights that help improve the quality and reliability of applications.

•Announced the addition of two new free certifications in Sumo Logic’s training program: Observability and Cloud SIEM. Sumo Logic’s multi-level certification program provides users with the knowledge, skills, and competencies to maximize investments in the Sumo Logic platform. Certifications and training programs are free and available through virtual workshops at various times around the globe.
•Released a commissioned study conducted by Forrester Consulting on behalf of Sumo Logic that highlights the benefits of using Sumo Logic's Cloud SIEM. The report, The Total Economic Impact™ of Sumo Logic’s Cloud SIEM, concluded that customers experienced a 166% ROI over three years driven by significantly reduced false positives, improved threat remediation, decreased the risk of a security breach and boosted audit and compliance efficacy.

Financial Outlook
For the first quarter of fiscal 2022, Sumo Logic expects:
•Total revenue between $53.2 million and $54.2 million, representing 13% to 15% growth year over year
•Revenue, excluding our largest revenue customer, between $50.5 million and $51.5 million, representing 17% to 19% growth year-over-year
•Non-GAAP operating loss of $11.7 million to $11.2 million; non-GAAP operating margin of (22)% to (21)%
•Non-GAAP net loss per share of $0.12 on approximately 103.0 million weighted average shares outstanding
For the full fiscal year 2022, Sumo Logic expects:
•Total revenue between $231.0 million and $235.0 million, representing 14% to 16% growth year over year
•Revenue, excluding our largest revenue customer, between $220.1 million and $224.1 million, representing 17% to 20% growth year-over-year
•Non-GAAP operating loss of $47.3 million to $45.3 million; non-GAAP operating margin of (20)% to (19)%
•Non-GAAP net loss per share of $0.50 to $0.48 on approximately 104.0 million weighted average shares outstanding
These statements are forward-looking and actual results may differ materially. Please refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Guidance for non-GAAP financial measures excludes stock-based compensation expense and amortization of acquired intangible assets. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort. Refer to Non-GAAP Financial Measures below.

Conference Call Details
The company will host a conference call and live webcast on Wednesday, March 10, 2021, at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). The news release with the financial results will be accessible on Sumo Logic’s investor relations website at investor.sumologic.com prior to the conference call. To access the conference call, dial (877) 407-0784 from the United States or (201) 689-8560 internationally and reference the company name and conference title. Following the completion of the call, a replay will be available for approximately two weeks. The replay can be accessed by dialing (844) 512-2921 from the United States or (412) 317-6671 internationally and using the recording passcode 13716535. A live webcast and replay of the conference call can also be accessed from the Sumo Logic Investor Relations website at investor.sumologic.com.

Supplemental Financial and Other Information
Supplemental financial and other information can be accessed through Sumo Logic’s investor relations website at investor.sumologic.com. Sumo Logic uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor Sumo Logic’s investor relations website in addition to following Sumo Logic’s press releases, SEC filings and social media.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. The non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business, which it includes in press releases announcing quarterly financial results, including this press release.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense, amortization of acquired intangibles, impairment of capitalized internal-use software, and acquisition-related expenses. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance.
Free cash flows: We define free cash flow as cash used in operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements
This press release contains express and implied forward-looking statements including but not limited to, statements regarding our GAAP and non-GAAP guidance for the first fiscal quarter and full fiscal year 2022, the expected benefits and impact of the acquisition of DF Labs S.p.A. to Sumo Logic and its customers and the anticipated timing of closing the transaction, and expectations regarding the size of our current market opportunity and our ability to achieve success. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to our ability to realize the anticipated benefits from the acquisition, our ability to successfully integrate the product offerings of DF Labs S.p.A. with our own and to achieve customer acceptance of those offerings, our ability to achieve and maintain future profitability, our ability to attract new customers and retain and sell additional functionality and services to our existing customers, our ability to sustain and manage our growth, our ability to successfully add new features and functionality to our platform, our ability to compete effectively in an increasingly competitive market, and general market, political, economic, and business conditions, including the impact of COVID-19, and other risks detailed in our Form 10-Q filed with the Securities and Exchange Commission (SEC) on December 8, 2020 and in our Annual Form 10-K for the year ended January 31, 2021 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein.
Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We anticipate that subsequent events and developments could cause our views to change. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Sumo Logic
Sumo Logic, Inc. (Nasdaq: SUMO), is the pioneer in continuous intelligence, a new category of software, which enables organizations of all sizes to address the data challenges and opportunities presented by digital transformation, modern applications, and cloud computing. The Sumo Logic Continuous Intelligence Platform™ automates the collection, ingestion, and analysis of application, infrastructure, security, and IoT data to derive actionable insights within seconds. More than 2,100 customers around the world rely on Sumo Logic to build, run, and secure their modern applications and cloud infrastructures. Only Sumo Logic delivers its platform as a true, multi-tenant SaaS architecture, across multiple use-cases, enabling businesses to thrive in the Intelligence Economy. For more information, visit www.sumologic.com.
For more information, please contact:

Investor Relations Contact
Paul Thomas
pthomas@sumologic.com
(650) 214-3847
Media Contact
Melissa Liton
mliton@sumologic.com
(650) 814-3882

Sumo Logic, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Revenue	$54,152	$44,311	$202,637	$155,056
Cost of revenue(1)	14,352	15,347	56,492	44,498
Gross profit	39,800	28,964	146,145	110,558
Operating expenses:
Research and development(1)	18,450	17,068	70,206	52,462
Sales and marketing(1)	28,656	30,371	109,190	107,239
General and administrative(1)	12,312	9,122	44,408	37,263
Impairment of capitalized internal-use software	—	6,689	—	6,689
Total operating expenses	59,418	63,250	223,804	203,653
Loss from operations	(19,618)	(34,286)	(77,659)	(93,095)
Interest and other (expense) income, net	(170)	371	(419)	1,982
Interest expense	(49)	(57)	(703)	(123)
Loss before provision for income taxes	(19,837)	(33,972)	(78,781)	(91,236)
Provision for income taxes	752	544	1,516	901
Net loss	$(20,589)	$(34,516)	$(80,297)	$(92,137)

Net loss per share, basic and diluted	$(0.20)	$(1.95)	$(1.65)	$(6.18)

Weighted-average shares used to compute net loss per share, basic and diluted	101,700	17,737	48,805	14,907
________________
(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Cost of revenue	$196	$83	$510	$179
Research and development	4,122	1,987	13,728	5,940
Sales and marketing	3,669	1,925	11,532	5,791
General and administrative	4,298	1,478	15,181	10,124
Total stock-based compensation	$12,285	$5,473	$40,951	$22,034

Sumo Logic, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31, 2021	January 31, 2020
Assets
Current assets:
Cash and cash equivalents	$404,140	$101,513
Accounts receivable, net	44,761	27,011
Prepaid expenses	10,509	6,305
Deferred sales commissions, current	12,790	8,884
Other current assets	3,110	1,604
Total current assets	475,310	145,317
Property and equipment, net	4,156	2,993
Goodwill	50,672	50,672
Acquired intangible assets, net	10,656	17,415
Deferred sales commissions, noncurrent	27,857	17,479
Other assets	1,856	3,885
Total assets	$570,507	$237,761
Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$4,832	$6,151
Accrued expenses and other current liabilities	23,316	20,371
Deferred revenue, current	102,625	85,715
Total current liabilities	130,773	112,237
Deferred revenue, noncurrent	4,076	2,970
Redeemable convertible preferred stock warrant liability	—	270
Other liabilities	4,246	2,691
Total liabilities	139,095	118,168
Redeemable convertible preferred stock	—	340,167
Stockholders’ equity (deficit):
Common stock	10	2
Additional paid-in-capital	829,238	97,131
Accumulated other comprehensive loss	(45)	(213)
Accumulated deficit	(397,791)	(317,494)
Total stockholders’ equity (deficit)	431,412	(220,574)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$570,507	$237,761

Sumo Logic, Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Cash flows from operating activities
Net loss	$(20,589)	$(34,516)	$(80,297)	$(92,137)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,146	2,418	8,298	4,345
Amortization of deferred sales commissions	3,328	2,356	11,476	8,775
Stock-based compensation, net of amounts capitalized	12,285	5,473	40,951	22,034
Impairment of capitalized internal-use software	—	6,689	—	6,689
Other	449	603	635	592
Changes in operating assets and liabilities, net of impact of acquisitions:
Accounts receivable	(3,092)	(4,326)	(17,809)	(9,352)
Prepaid expenses	(1,923)	(1,458)	(4,199)	(945)
Other assets	(1,955)	(37)	(2,574)	(94)
Deferred sales commissions	(8,053)	(5,472)	(25,771)	(16,093)
Accounts payable	(1,196)	676	(1,345)	732
Accrued expenses and other current liabilities	2,340	1,310	4,121	6,492
Deferred revenue	16,321	7,479	18,016	19,907
Other liabilities	(1,035)	1	1,319	486
Net cash used in operating activities	(974)	(18,804)	(47,179)	(48,569)
Cash flows from investing activities
Purchases of property and equipment	(780)	(119)	(1,138)	(2,068)
Capitalized internal-use software costs	—	(1,296)	(1,205)	(5,588)
Cash paid for acquisitions, net of cash and restricted cash acquired	—	(7,469)	—	(15,729)
Net cash used in investing activities	(780)	(8,884)	(2,343)	(23,385)
Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts	—	—	349,166	—
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	—	—	—	106,072
Proceeds from borrowings	—	—	24,250	—
Repayment of borrowings	—	—	(24,250)	—
Payments of deferred offering costs	(3,041)	(1,934)	(4,362)	(2,018)
Proceeds from exercise of common stock options	1,169	467	7,282	4,081
Cash paid for holdback consideration in connection with acquisition	—	—	(100)	—
Net cash (used in) provided by financing activities	(1,872)	(1,467)	351,986	108,135
Effect of exchange rate changes on cash and cash equivalents	297	(32)	163	(39)
Change in cash and cash equivalents and restricted cash	(3,329)	(29,187)	302,627	36,142
Cash and cash equivalents and restricted cash:
Beginning of period	407,769	131,000	101,813	65,671
End of period	$404,440	$101,813	$404,440	$101,813

Sumo Logic, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2021	2020	2021	2020
Reconciliation of gross profit and gross margin
GAAP gross profit	$39,800	$28,964	$146,145	$110,558
Add: Stock-based compensation	196	83	510	179
Add: Amortization of acquired intangible assets	1,642	2,007	6,759	2,569
Non-GAAP gross profit	$41,638	$31,054	$153,414	$113,306
GAAP gross margin	73%	65%	72%	71%
Non-GAAP gross margin	77%	70%	76%	73%

Reconciliation of operating expenses
GAAP research and development	$18,450	$17,068	$70,206	$52,462
Less: Stock-based compensation	4,122	1,987	13,728	5,940
Non-GAAP research and development	$14,328	$15,081	$56,478	$46,522

GAAP sales and marketing	$28,656	$30,371	$109,190	$107,239
Less: Stock-based compensation	3,669	1,925	11,532	5,791
Non-GAAP sales and marketing	$24,987	$28,446	$97,658	$101,448

GAAP general and administrative	$12,312	$9,122	$44,408	$37,263
Less: Stock-based compensation	4,298	1,478	15,181	10,124
Less: Acquisition-related expenses	—	379	—	3,005
Non-GAAP general and administrative	$8,014	$7,265	$29,227	$24,134

Reconciliation of operating loss and operating margin
GAAP loss from operation	$(19,618)	$(34,286)	$(77,659)	$(93,095)
Add: Stock-based compensation	12,285	5,473	40,951	22,034
Add: Amortization of acquired intangible assets	1,642	2,007	6,759	2,569
Add: Acquisition-related expenses	—	379	—	3,005
Add: Impairment of capitalized internal-use software	—	6,689	—	6,689
Non-GAAP operating loss	$(5,691)	$(19,738)	$(29,949)	$(58,798)
GAAP operating margin	(36)%	(77)%	(38)%	(60)%
Non-GAAP operating margin	(11)%	(45)%	(15)%	(38)%

Reconciliation of net loss
GAAP net loss	$(20,589)	$(34,516)	$(80,297)	$(92,137)
Add: Stock-based compensation	12,285	5,473	40,951	22,034
Add: Amortization of acquired intangible assets	1,642	2,007	6,759	2,569
Add: Acquisition-related expenses	—	379	—	3,005
Add: Impairment of capitalized internal-use software	—	6,689	—	6,689
Non-GAAP net loss	$(6,662)	$(19,968)	$(32,587)	$(57,840)
GAAP net loss per share	$(0.20)	$(1.95)	$(1.65)	$(6.18)
Non-GAAP net loss per share	$(0.07)	$(1.13)	$(0.67)	$(3.88)
Weighted average shares outstanding, basic and diluted	101,700	17,737	48,805	14,907

Reconciliation of cash used in operating activities to free cash flow
GAAP cash used in operating activities	$(974)	$(18,804)	$(47,179)	$(48,569)
Less: Capital expenditures	(780)	(119)	(1,138)	(2,068)
Less: Capitalized internal-use software costs	—	(1,296)	(1,205)	(5,588)
Free cash flow	$(1,754)	$(20,219)	$(49,522)	$(56,225)
	—%	—%	—%	—%